LAREDO PETROLEUM

Corporate Presentation
August 2017



Forward-Looking / Cautionary Statements

This presentation, including any oral statements made regarding the contents of this presentation, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that Laredo Petroleum, Inc. (together with its subsidiaries, the “Company”, “Laredo” or “LPI”) assumes, plans, expects, believes or anticipates will or may occur in the future are forward-looking statements. The words “believe,” “expect,” “may,” “estimates,” “will,” “anticipate,” “plan,” “project,” “intend,” “indicator,” “foresee,” “forecast,” “guidance,” “should,” “would,” “could,” “goal,” “target,” “suggest” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature and are not guarantees of future performance. However, the absence of these words does not mean that the statements are not forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of plans, strategies, objectives and anticipated financial and operating results of the Company, including the Company’s drilling program, production, hedging activities, capital expenditure levels and other guidance included in this presentation. These statements are based on certain assumptions made by the Company based on management’s expectations and perception of historical trends, current conditions, anticipated future developments and rate of return and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks relating to financial performance and results, current economic conditions and resulting capital restraints, prices and demand for oil and natural gas and the related impact to financial statements as a result of asset impairments and revisions to reserve estimates, availability and cost of drilling equipment and personnel, availability of sufficient capital to execute the Company’s business plan, impact of compliance with legislation and regulations, successful results from the Company’s identified drilling locations, the Company’s ability to replace reserves and efficiently develop and exploit its current reserves and other important factors that could cause actual results to differ materially from those projected as described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 and other reports filed with the Securities Exchange Commission (“SEC”).

Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

The SEC generally permits oil and natural gas companies to disclose proved reserves in filings made with the SEC, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions and certain probable and possible reserves that meet the SEC’s definitions for such terms. In this presentation, the Company may use the terms “unproved reserves,” “resource potential,” “estimated ultimate recovery,” “EUR,” “development ready,” “horizontal productivity confirmed,” “horizontal productivity not confirmed” or other descriptions of potential reserves or volumes of reserves which the SEC guidelines restrict from being included in filings with the SEC without strict compliance with SEC definitions. “Unproved reserves” refers to the Company’s internal estimates of hydrocarbon quantities that may be potentially discovered through exploratory drilling or recovered with additional drilling or recovery techniques. “Resource potential” is used by the Company to refer to the estimated quantities of hydrocarbons that may be added to proved reserves, largely from a specified resource play potentially supporting numerous drilling locations. A “resource play” is a term used by the Company to describe an accumulation of hydrocarbons known to exist over a large areal expanse and/or thick vertical section potentially supporting numerous drilling locations, which, when compared to a conventional play, typically has a lower geological and/or commercial development risk. The Company does not choose to include unproved reserve estimates in its filings with the SEC. “Estimated ultimate recovery”, or “EUR”, refers to the Company’s internal estimates of per-well hydrocarbon quantities that may be potentially recovered from a hypothetical and/or actual well completed in the area. Actual quantities that may be ultimately recovered from the Company’s interests are unknown. Factors affecting ultimate recovery include the scope of the Company’s ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability and cost of drilling services and equipment, lease expirations, transportation constraints, regulatory approvals and other factors, as well as actual drilling results, including geological and mechanical factors affecting recovery rates. Estimates of ultimate recovery from reserves may change significantly as development of the Company’s core assets provide additional data. In addition, the Company’s production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases.

This presentation includes financial measures that are not in accordance with generally accepted accounting principles (“GAAP”), including Adjusted EBITDA. While management believes that such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. For a reconciliation of Adjusted EBITDA to the nearest comparable measure in accordance with GAAP, please see the Appendix.

2Q-17 Highlights

- Produced a Company record 58,632 BOE/d, an increase of ~23% from 2Q-16 and 12% from 1Q-17
- Grew oil production to a Company record 27,275 BO/d, an increase of ~16% from 1Q-17
- Increased anticipated production growth for FY-17 to a range of 16% - 19% with no change to the 2017 capital budget of $530 MM
- Reduced unit LOE ~15% to $3.77/BOE from the 2Q-16 rate of $4.43/BOE
- Recognized ~$7.0 MM in cash benefits from LMS field infrastructure investments in 2Q-17 through reduced costs and increased revenue

Consistent Production Growth

Increased anticipated 2017 production growth to 16% - 19%


60
50
40
30
20
10
0
Production[1,2] (MBOE/d)
>22% CAGR
2011
2012
2013
2014
2015
2016
2017E
Actual
Estimate

Note: 2017 estimated production is utilizing the midpoint of 16% - 19% of production guidance

[1] Production numbers prior to 2014 have been converted to 3-stream using an 18% uplift. 2014 results have been converted to 3-stream using actual gas plant economics

[2] 2011 - 2013 adjusted for Granite Wash divestiture, closed August 1, 2013

2017 Capital and Operating Expectations

2017 Drilling & Completions

- Operating 4 Hz rigs
- Drilling and completing 60 - 65 Hz wells
- Lateral length expected to average ~10,000'
- Developed as packages to mitigate parent-child impact
- Testing co-development of multiple landing points in UWC/MWC formations

2017 Capital Budget [1]
$530 MM



$450 MM
$80 MM
Drilling & completions
Facilities & other capitalized costs

Maintaining capital budget while increasing FY-17E YoY production growth range to 16% - 19%

[1] Does not include acquisitions or investments in Medallion-Midland Basin system

Note: Capital budget is unchanged, although upward pressure in service costs, if sustained throughout the remainder of the year, could result in a 5% - 10% increase in the FY-17 capital budget

Capitalizing on Contiguous Acreage Position

- **The company has identified >2,000 locations that support lateral lengths of 10,000'+ on its contiguous acreage**

- **Centralized infrastructure in multiple production corridors and the ability to drill long laterals enable increased capital and operational efficiencies**
  - **Infrastructure benefits have facilitated unit LOE costs below $4.00/BOE for four consecutive quarters**

~85% of acreage HBP[1], enabling a concentrated development plan along production corridors

145,499 gross/125,967 net acres[1]


HOWARD
GLASSCOCK
STERLING
TOM GREEN
REAGAN
IRION
LPI leasehold
Production corridor (existing)
Production corridor (constructing)
Corridor benefits (existing)
Corridor benefits (constructing)

[1] As of 6/30/17

Multiple Targeted Horizons

2017 Drilling Targets (highlighted: Upper Wolfcamp, Middle Wolfcamp, Lower Wolfcamp, Cline)

4,500 gross ft. of prospective zones

Zone	Hz Wells Drilled	Thickness	3 Stream (STMMBOE)[1]	Identified Landing Points
Clearfork				
Upper/Middle Spraberry				
Lower Spraberry	2	~415'	90	2 - 3
Dean				
Upper Wolfcamp	133	~405'	72	2 - 3
Middle Wolfcamp	79	~620'	69	2 - 3
Lower Wolfcamp	30	~520'	69	1
Canyon	2	~470'	40	1
Penn Shale				
Cline	62	~330'	47	2
Strawn	2	~75'	n/a	1
Atoka, Barnett, Woodford	1	~375'	41	1

[1] Representative of the estimated mean 3 stream (STMMBOE) per section, measured in stock tank million barrels of oil equivalent

Note: As of 6/30/17

Peer-Leading Long-Lateral Execution



Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
LPI
Well Count
70
56
41
34
69
179
69
48
16,000
14,000
12,000
10,000
8,000
6,000
4,000
Estimated Lateral Length (ft)
LPI
Peers¹
Avg. Lateral Length (ft)

Contiguous acreage position supports capital-efficient, long-lateral development

[1] Peers: Callon, Diamondback, Encana, Energen, Parsley, Pioneer & RSP Permian

Note: Data is from IHS Enerdeq for the period of 07/01/2016 – 6/30/2017 for Glasscock, Howard, Irion, Midland, Reagan and Martin & Upton counties, TX wells with lateral length greater than 4,000’

LAREDO PETROLEUM

Proprietary Modeling Accelerates Value Creation

Proprietary workflow accelerates the process of advancing concepts to implementation

Extensive, High-Quality Data + In-House Technology Development = Increased Value

Active Data Acquisition



Seismic Logs & Core Data

Earth Model Analytics



3D Attributes

Proprietary Completions Simulation



Pre-Drill Geometries

Field Testing of Internal Theories



Geometries During Completion

NAV-Maximized Development



Geomodel Oil Saturation

Strategic Testing Leading to High-Density Development

Big Data	Predictive Analytics	Internal Forward Frac Modeling	Field Testing of NAV-Accretive Theories	Multi-Zone Co-Development

LAREDO PETROLEUM

An Example of Field Tests Confirming Internal Models

Initial models predicted ~50% improvement to type curve when utilizing 2,400 lb/ft completions. Actual field tests are confirming our internal models



300
250
200
150
100
50
0
Average Cumulative Production (MBOE)
0
90
180
270
360
Producing Days
Outperformance of ~46% to 1.3 MMBOE type curve
1.3 MMBOE
Cumulative production
1.3 MMBOE type curve

[1] Average cumulative production data through 7/31/17. This includes 13 Hz UWC/MWC wells that have utilized optimized completions with avg. 2,400 lb/ft sand
Note: Production has been scaled to 10,000' EUR type curves and non-producing days (for shut-ins) have been removed

LAREDO PETROLEUM

Internal Models Accelerate Completions Design Evolution


Increasing Sand Volume, Decreasing Cluster Spacing
Prior
Base Design
2H-15 Testing
1H-17 Testing
2H-17 Testing
2016 Base Design
2H-17 Base Design
Increasing Fracture Density Around Wellbore

Internal modeling efforts are shortening time from concept to field implementation, enabling continual optimization of completions designs

Testing Co-Development of Landing Points

Potential to add additional high-value inventory in the UWC formation


~1,500'
~530'
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Vertical Pressure Monitor Well
Landing zone
Wellbore

Proprietary Workflows Deliver Well Productivity Improvements

Dataset includes all 80 wells utilizing proprietary models to optimize completions


450
400
350
300
250
200
150
100
50
0
Average Cumulative Production (MBOE)
0
90
180
270
360
450
540
630
720
Producing Days
Average from 80 wells
Outperformance of ~37% to 1.3 MMBOE type curve
1.3 MMBOE
Cumulative production
1.3 MMBOE type curve

[1] Average cumulative production data through 7/31/17. This includes 80 Hz UWC/MWC & Cline wells that have utilized optimized completions with avg. ~1,900 lb/ft sand

Note: Production has been scaled to 10,000' EUR type curves and non-producing days (for shut-ins) have been removed

Prior Investments in Infrastructure Providing Tangible Benefits

- **Expect to receive $28.4 MM total benefits for 2017[1]**
  - **~$7.0 MM total benefits received in 2Q-17**
- **Anticipate reducing >100,000 water truckloads in 2017[1]**
  - **Eliminated ~32,000 water truckloads in 2Q-17**
- **Anticipate reducing ~65,000 crude truckloads in 2017[1]**
  - **Eliminated ~16,000 oil truckloads in 2Q-17**

In 2Q-17, Laredo's infrastructure assets gathered on pipe 82% of gross operated oil production & 73% of total produced water



HOWARD
GLASSCOCK
STERLING
TOM GREEN
IRION
Natural gas lines
Oil gathering lines (existing)
Oil gathering lines (constructing)
Water lines (existing)
Water lines (constructing)
LPI leasehold
Corridor benefits (existing)
Corridor benefits (constructing)

[1] As of 7/27/2017

Note: Infrastructure includes crude gathering/transportation, water gathering, distribution & recycle, natural gas gathering and centralized gas lift compression
Benefits defined as capital savings, LOE savings, price uplift and LMS net operating income

LAREDO PETROLEUM

Significant Benefits through Water Infrastructure Investments

- Water infrastructure[1] consists of:
  - ~80 miles of total water gathering pipelines
  - Recycling plant capable of processing 54 MBWPD upon completion of 2 additional plants
  - Linked water storage assets with >12 MMBW capacity
  - Total storage capacity of ~15.7 MMBW
  - Access to ~340 wells with ~510,000 BWPD refresh rate
- Yields significant capital and LOE savings
- Enables drilling of multi-well pads
- Minimizes trucking



HOWARD
GLASSCOCK
STERLING
TOM GREEN
IRION
LMS water storage
LMS water treatment facility (existing)
LMS water treatment facility (constructing)
LMS water lines (existing)
LMS Water lines (constructing)
LPI leasehold
Water corridor benefits (existing)
Corridor benefits (constructing)

[1] As of 7/27/2017

LAREDO PETROLEUM

Water Infrastructure Capital and LOE Savings

- 4.0 MMBW (73%) of total 2Q-17 produced water was gathered on pipe
  - Expected to increase to ~75% for FY 2017
- 1.9 MMBW (35%) of total 2Q-17 produced water was recycled by LMS
  - Expected to exit 2017 at ~60%
- 1.1 MMBW (12%) of water for completions in 2Q-17 was supplied with recycled water
  - Expected to average ~20% in 2017



HOWARD
GLASSCOCK
REAGAN
IRION
GLASSCOCK
REAGAN
LPI leasehold
Receipt point
LMS Water Treatment Facility (existing)
LMS Water Treatment Facility (constructing)
LMS produced water pipelines
LMS fresh water pipelines
LMS recycled water pipelines
3rd party pipelines
LMS Water lines (constructing)

Reagan North Production Corridor Area

LMS Service	LPI Financial Benefits (2Q-17)		
	Category	($/BW)	($ MM)
Produced Water (Gathered vs Trucked)	Capital & LOE savings	$0.72	$2.9
Produced Water (Recycled vs Disposed)	Capital & LOE savings	$0.24	$0.5
Frac Water (Recycled vs Fresh)	Capital savings	$0.23	$0.3

LMS' water gathering system is expected to eliminate >100,000 truckloads of water in 2017

Note: 2017 estimates as of 7/27/2017

LMS Crude Gathering System Benefits

- ~45 miles of crude oil gathering lines
- 2.8 MMBO (82%) of gross operated production in 2Q-17 was gathered on pipe
- Reduces time from production to sales
- Benefits of system increase as trucking costs rise



HOWARD
GLASSCOCK
REAGAN
GLASSCOCK
REAGAN
IRION
LPI leasehold
LMS Oil Gathering (existing)
LMS Oil Gathering (constructing)
Reagan truck station

Reagan North Production Corridor Area

LMS Service	LPI Financial Benefits (2Q-17)		
	Category	($/Bbl)	($ MM)
Produced Oil (Gathered vs Trucked)	3rd-Party Income	$0.66	$1.9
Produced Oil (Gathered vs Trucked)	Increased Revenues	$0.45	$1.3

LMS expects to eliminate ~65,000 truckloads of oil in 2017

Note: As of 7/27/2017

Corridor Financial Benefits

Production corridors benefited unit LOE by $0.60/BOE in 2Q-17 to $3.77/BOE


Water
Oil
Gas

LMS Service	2016 Benefits Actual ($ MM)	2Q-17 Benefits Actual ($ MM)	2017 Benefits Estimated ($ MM)[1]	LPI Financial Benefits
Crude Gathering	$10.4	$3.1	$13.3	Increased revenues & 3rd-party income
Centralized Gas Lift	$0.9	$0.2	$1.0	LOE savings
Frac Water (Recycled vs Fresh)	$1.1	$0.3	$2.0	Capital savings
Produced Water (Recycled vs Disposed)	$2.0	$0.5	$2.1	Capital & LOE savings
Produced Water (Gathered vs Trucked)	$9.6	$2.9	$9.9	Capital & LOE savings
Corridor Benefit	**$24.1**	**$7.0**	**$28.4**	

[1] Benefits estimates as of 7/27/2017

LAREDO PETROLEUM

Maintaining Strong Financial Position


Debt Maturity Summary
$1,200
$1,000
$800
$600
$400
$200
$0
Debt ($ MM)
Currently Callable
2017
2018
2019
2020
2021
2022
2023
$1 B Revolver ($115MM drawn)[1]
$1.3 B Senior Notes

- **No debt due until 2022**
  - **$950 MM of notes due 2022 are currently callable at Laredo's option**
  - **$350 MM of notes due 2023 are callable in March 2018 at Laredo's option**
- **~$900 million of liquidity[1]**

[1] As of 8/7/2017, with $1 B Borrowing Base in place with amended and restated Senior Secured Credit Facility

LAREDO PETROLEUM

Consistent Risk Management Philosophy Insures Long-Term Value

Hedge philosophy has worked as intended, providing cash flow stability as crude prices dropped at the end of 2014



Quarterly Adj. EBITDA & Hedge Settlements vs WTI Price
($ MM)
$150
$100
$50
$0
$100
$80
$60
$40
$20
$0
WTI Price ($/Bbl)
3Q-14 4Q-14 1Q-15 2Q-15 3Q-15 4Q-15 1Q-16 2Q-16 3Q-16 4Q-16 1Q-17 2Q-17
Quarterly Adj. EBITDA ($ MM)
Hedge Settlements ($ MM)
WTI Price ($/Bbl)



Cash Margin
$/BOE
$60
$50
$40
$30
$20
$10
$0
80%
70%
60%
50%
40%
30%
20%
10%
0%
Cash Margin (% of Realized)
68%
51%
60%
69%
70%
$17.01
$13.03
$9.40
$9.12
$8.03
2014
2015
2016
1Q-17
2Q-17
Unhedged Avg. Realized Price
LOE
Midstream
Prod. Tax
Cash G&A
Cash Margin (% of Realized)

Risk management philosophy enabled company to adjust to current price environment and increase cash margin % to levels above 2014

LAREDO PETROLEUM

Disciplined Hedging Program

Volumes Protected by Floors



Oil Hedges
% Oil Hedged[1]
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2H-17
FY-18



Natural Gas Hedges
% Natural Gas Hedged[1]
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2H-17
FY-18

Providing cash flow stability while retaining meaningful price upside opportunity

	2H-17	FY-18
Weighted-Avg. Floor Price[2] NYMEX	$55.82	$46.34

Weighted-Avg. Floor Price[2]		2H-17	FY-18
	WAHA	$2.75	$2.50
	HH[3]	$3.15	$2.90

[1] For percent hedged, utilizing actual 2016 production plus midpoint of 16% -19% growth for FY-17 and flat 2017 production for FY-18
[2] Oil derivatives are settled based on the month's average daily NYMEX price of WTI Light Sweet Crude Oil and natural gas derivatives are settled based on Inside FERC index price for West Texas WAHA for the calculation period
[3] Based on WAHA basis to Henry Hub (HH) of $0.40/Mcf as of 06/30/2017
Note: Does not include 2H-17 NGL hedges of 222,000 Bbl of ethane or 187,500 Bbl of propane

LAREDO PETROLEUM

Oil, Natural Gas & Natural Gas Liquids Hedges

OIL[1]	2H-17	2018
Puts:		
Hedged volume (Bbls)	529,000	2,616,875
Weighted average price ($/Bbl)	$60.00	$54.01
Swaps:		
Hedged volume (Bbls)	1,012,000	-
Weighted average price ($/Bbl)	$51.54	-
Collars:		
Hedged volume (Bbls)	1,913,000	4,088,000
Weighted average floor price ($/Bbl)	$56.92	$41.43
Weighted average ceiling price ($/Bbl)	$60.23	$60.00
Total volume with a floor (Bbls)	3,454,600	6,704,875
Weighted-average floor price ($/Bbl)	$55.82	$46.34

NATURAL GAS[2]		
Put		
Hedged volume (MMBtu)	4,020,000	8,220,000
Weighted average floor price ($/MMBtu)	$2.50	$2.50
Collars:		
Hedged volume (MMBtu)	9,586,400	15,585,500
Weighted average floor price ($/MMBtu)	$2.86	$2.50
Weighted average ceiling price ($/MMBtu)	$3.54	$3.35
Total volume with a floor (MMBtu)	13,606,400	23,805,500
Weighted-average floor price ($/MMBtu)	$2.75	$2.50

NATURAL GAS LIQUIDS[3]		
Swaps - Ethane:		
Hedged volume (Bbls)	222,000	-
Weighted average price ($/Bbl)	$11.24	-
Swaps - Propane:		
Hedged volume (Bbls)	187,500	-
Weighted average price ($/Bbl)	$22.26	-
Total volume with a floor (Bbls)	409,500	-

Note: Open positions as of 6/30/2017

[1] Oil derivatives are settled based on the month's average daily NYMEX price of WTI Light Sweet Crude Oil

[2] Natural gas derivatives are settled based on Inside FERC index price for West Texas Waha for the calculation period

[3] Natural gas liquids derivatives are settled based on the month's daily average of OPIS Mt. Belvieu Purity Ethane and TET Propane

3Q-17 and 4Q-17 Guidance

	3Q-17	4Q-17
Production (MBOE/d)……	59 - 62	61 - 64
Product % of total production:		
Crude oil……	45% - 47%	45% - 47%
Natural gas liquids……	26% - 27%	*
Natural gas……	27% - 28%	*
Price Realizations (pre-hedge):		
Crude oil (% of WTI)……	~88%	*
Natural gas liquids (% of WTI)……	~31%	*
Natural gas (% of Henry Hub)……	~69%	*
Operating Costs & Expenses:		
Lease operating expenses ($/BOE)……	$3.60 - $4.00	*
Midstream expenses ($/BOE)……	$0.20 - $0.30	*
Production and ad valorem taxes (% of oil, NGL and natural gas revenue)……	6.25%	*
General and administrative expenses:		
Cash ($/BOE)……	$2.50 - $3.00	*
Non-cash stock-based compensation ($/BOE)……	$1.50 - $1.75	*
Depletion, depreciation and amortization ($/BOE)……	$7.00 - $7.50	*

*Will be provided in conjunction with third-quarter 2017 earnings release

LAREDO PETROLEUM

LAREDO PETROLEUM

Appendix


ENSIGN

UWC & MWC 1.3 MMBOE Cumulative Production Type Curve


1.3 MMBOE Cumulative Production Type Curve
Cumulative Production (MBOE)
600
500
400
300
200
100
0
1.3 MMBOE
12 Months
24 Months
36 Months
48 Months
60 Months

Months	Cumulative Production (MBOE)	Cumulative % Oil
12	189	60%
24	288	56%
36	363	54%
48	426	52%
60	482	51%

Previously increased UWC & MWC type curve due to well performance uplifts

Note: 10,000' lateral length with 1,800 lb/ft completions

LAREDO PETROLEUM

Drilling & Completions Efficiencies Drive Savings



10,000’ D&C Capital Savings[1]
D&C Capital Per Well ($ MM)
$10
$9
$8
$7
$6
$5
$4
$3
$2
$1
$0
Decreased $1.8 MM
$8.2
$6.4
YE-15
1H-17

- **Cost-efficient development:**
  - **Longer laterals**
  - **Multi-well packages**
  - **Zipper fracing**
  - **High-spec rigs**

Focused on capital efficient drilling & completion operations

[1] Representative of multi-well pad costs through 1H-17. Represents 10,000’ UWC/MWC wells utilizing 1,800 lb/ft sand and 54’ perf cluster spacing.

Note: D&C capital includes: $1 MM for 1,800 lb/ft sand, pad preparation, well-site metering, heater treaters, separation equipment & artificial lift equipment
FY-17 capital budget is unchanged, although upward pressure in service costs, if sustained throughout the remainder of the year, could result in a 5% - 10% increase in the FY-17 capital budget

LAREDO PETROLEUM

2016 & 2017 YTD Actuals

		1Q-16	2Q-16	3Q-16	4Q-16	FY-16	1Q-17	2Q-17
Production	Production (3-Stream)							
	MBOE	4,204	4,338	4,718	4,889	18,149	4,716	5,336
	BOE/D	46,202	47,667	51,276	53,141	49,586	52,405	58,632
	% oil	48%	46%	46%	46%	47%	45%	47%
Realized Pricing	3-Stream Prices							
	Gas ($/Mcf)	$1.31	$1.31	$2.07	$2.13	$1.73	$2.31	$2.09
	NGL ($/Bbl)	$8.50	$12.24	$11.54	$14.79	$11.91	$16.49	$13.82
	Oil ($/Bbl)	$27.51	$39.37	$39.10	$43.98	$37.73	$46.91	$42.00
	Avg. Price ($/BOE)	$17.40	$23.64	$24.34	$27.82	$23.50	$29.42	$26.58
Unit Cost Metrics	3-Stream Unit Cost Metrics ($/BOE)							
	Lease Operating Expenses	$4.88	$4.43	$3.85	$3.56	$4.15	$3.60	$3.77
	Midstream	$0.14	$0.27	$0.22	$0.26	$0.22	$0.19	$0.17
	General & Administrative							
	Cash	$3.72	$3.33	$3.49	$3.28	$3.45	$3.47	$2.50
	Non-cash stock-based compensation	$0.91	$1.40	$2.05	$1.98	$1.61	$1.96	$1.63
	DD&A	$9.87	$7.88	$7.45	$7.68	$8.17	$7.23	$7.12

2015 Actuals

			1Q-15	2Q-15	3Q-15	4Q-15	FY-15
Production	Production (3-Stream)						
	MBOE		4,274	4,234	4,124	3,714	16,346
	BOE/D		47,487	46,532	44,820	40,368	44,782
		% oil	51%	46%	45%	45%	47%
Realized Pricing	3-Stream Prices						
	Gas ($/Mcf)		$2.14	$1.82	$2.01	$1.76	$1.93
	NGL ($/Bbl)		$13.34	$12.85	$10.36	$11.06	$11.86
	Oil ($/Bbl)		$41.73	$50.77	$42.88	$36.97	$43.27
	Avg. Price ($/BOE)		$27.64	$29.65	$25.37	$22.47	$26.41
Unit Cost Metrics	3-Stream Unit Cost Metrics ($/BOE)						
	Lease Operating Expenses		$7.58	$6.90	$6.09	$5.83	$6.63
	Midstream		$0.37	$0.38	$0.26	$0.43	$0.36
	General & Administrative						
	Cash		$3.99	$3.99	$3.89	$4.29	$4.03
	Non-cash stock-based compensation		$1.12	$1.49	$1.67	$1.75	$1.50
	DD&A		$16.83	$17.03	$16.19	$18.01	$16.99

2014 Two-Stream to Three-Stream Conversions

			1Q-14	2Q-14	3Q-14	4Q-14	FY-14
Production	Production (2-Stream)						
	MBOE		2,434	2,607	3,033	3,655	11,729
	BOE/D		27,041	28,653	32,970	39,722	32,134
		% oil	58%	58%	59%	60%	59%
	Production (3-Stream)						
	MBOE		2,912	3,078	3,569	4,267	13,827
	BOE/D		32,358	33,829	38,798	46,379	37,882
		% oil	49%	49%	50%	51%	50%
Realized Pricing	2-Stream Prices						
	Gas ($/Mcf)		$7.04	$6.08	$5.80	$4.46	$5.72
	Oil ($/Bbl)		$91.78	$94.47	$87.65	$65.05	$82.83
	Avg. Price ($/BOE)		$71.17	$70.13	$65.78	$49.70	$64.62
	3-Stream Prices						
	Gas ($/Mcf)		$4.00	$3.73	$3.25	$3.00	$3.45
	NGL ($/Bbl)		$32.88	$28.79	$29.21	$19.65	$27.00
	Oil ($/Bbl)		$91.78	$94.47	$87.65	$65.05	$82.83
	Avg. Price ($/BOE)		$59.70	$58.80	$55.41	$41.94	$52.81
Unit Cost Metrics	2-Stream Unit Cost Metrics ($/BOE)						
	Lease Operating Expenses		$8.95	$7.74	$8.30	$8.04	$8.23
	Midstream		$0.35	$0.59	$0.40	$0.50	$0.46
	General & Administrative						
	Cash		$9.58	$8.88	$6.89	$4.25	$7.07
	Non-cash stock-based compensation		$1.78	$2.46	$2.04	$1.70	$1.97
	DD&A		$20.38	$20.35	$21.08	$21.85	$21.01
	3-Stream Unit Cost Metrics ($/BOE)						
	Lease Operating Expenses		$7.48	$6.55	$7.05	$6.88	$6.98
	Midstream		$0.29	$0.50	$0.34	$0.43	$0.39
	General & Administrative						
	Cash		$8.01	$7.52	$5.85	$3.66	$6.00
	Non-cash stock-based compensation		$1.49	$2.08	$1.74	$1.44	$1.67
	DD&A		$17.03	$17.23	$17.91	$18.72	$17.83

Note: 2014 conversion based on management estimates. Utilizes an 18% volume uplift, for converting from 2-stream to 3-stream volumes

LAREDO PETROLEUM

EBITDA Reconciliation

LPI Adjusted EBITDA *(in thousands)*		2Q-17
Net income	$	61,110
Plus:		
Depletion, depreciation and amortization	$	38,003
Impairment expense	$	-
Non-cash stock-based compensation, net of amounts capitalized	$	8,687
Accretion expense	$	943
Mark-to-market on derivatives:		
Gain on derivatives, net	$	(28,897)
Cash settlements received for matured derivatives, net	$	13,705
Cash settlements received for early termination of derivatives, net	$	4,234
Cash premiums paid for derivatives	$	(9,987)
Interest expense	$	23,173
Gain on disposal of assets, net	$	(805)
Income from equity method investee	$	(2,471)
Proportionate Adjusted EBITDA of equity method investee[1]	$	6,601
Adjusted EBITDA	$	114,296

[1]Medallion Adjusted EBITDA (Proportionate Adjusted EBITDA of equity method investee) *(in thousands)*		2Q-17
Income from equity method investee	$	2,471
Adjusted for proportionate share of:		
Depreciation and amortization	$	4,130
Proportionate Adjusted EBITDA of equity method investee	$	6,601

LAREDO PETROLEUM